SUNAMERICA SERIES TRUST
Supplement to the Summary Prospectus Dated May 2, 2011
Effective January 10, 2012, for the Aggressive Growth Portfolio (the “Portfolio”), in the Portfolio Summary, in the Investment Adviser section, the disclosure regarding the portfolio managers is supplemented by adding the following:

	Portfolio Manager of
Name	the Portfolio Since	Title
Chris Warner, CFA	2012	Portfolio Manager

Date:	January 13, 2012

Versions:	Combined Version 1, Combined Version 2 and Combined Version 3